SEMIANNUAL REPORT
EQUITY MARKET INDEX FUNDS
JUNE 30, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
-----------------
EQUITY MARKET INDEX FUNDS
o Despite an improving economy and continued low interest rates, stocks fell sharply in the first half of 2002.
o Smaller and value stocks outpaced larger and growth-oriented issues, respectively.
o The Equity Market Index Funds closely tracked their benchmarks in the last six months.
o Recent stock performance has been discouraging, but renewed economic and earnings growth and accounting reforms should help boost investor confidence in equities over time.

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

FELLOW SHAREHOLDERS
-------------------
     Despite an improvement in economic growth and continued low interest rates, U.S. stocks extended last year's decline in the first half of 2002. Investor sentiment was poor amid lackluster corporate earnings news, fears of another terrorist attack against the U.S., increased tensions in the Middle East and southern Asia, and reports of regulators investigating several companies with questionable accounting practices.

MARKET ENVIRONMENT
     The economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged at the beginning of 2002. The 6.1% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins and prospects for corporate profits. With inflation subdued, the Federal Reserve kept the federal funds target rate steady at 1.75%--a 40-year low--in the last six months to encourage the budding recovery.

WILSHIRE 5000 RETURNS BY SECTOR
-------------------------------
Periods Ended 6/30/02                       6 Months     12 Months
---------------------                       --------     ---------
Materials                                     7.21%         6.31%
Consumer Staples                              5.65         12.41
Energy                                        2.67         -3.04
Financials                                   -1.38         -5.23
Industrials and Business Services            -6.22        -12.13
Consumer Discretionary                       -8.76        -13.85
Utilities                                   -10.92        -25.61
Health Care                                 -17.51        -16.22
Information Technology                      -30.68        -38.27
Telecommunication Services                  -33.81        -40.89

     In the first three months of the year, stocks generally rose amid optimism about the improving economy. However, larger issues overshadowed the economic recovery in the second quarter, such as continued sluggish cor-porate earnings growth, escalating Israeli-Palestinian violence, the possibility of war between nuclear rivals India and Pakistan, and the threat of new terrorist attacks against the U.S. In addition, following the collapse of energy-trader Enron, investors were quick to discard shares of companies whose bookkeeping was suspected as being anything less than honest and transparent. By June 30, several major stock indexes had retreated to levels not seen since the weeks following September 11.

     Continuing a trend that prevailed last year, small- and mid-cap stocks performed better than their larger peers in the last six months--a phenomenon often observed at the end of a recession. Another trend that remained intact was the dominance of value stocks over their growth counterparts. The degree of outperformance, however, was greatest in the small-cap segment.

     Initial public offerings were far from plentiful in the last six months, and, except for the highly controversial acquisition of COMPAQ by Hewlett-Packard, merger and acquisition activity remained subdued. Several relatively new companies with heavy debt burdens and poor credit ratings--particularly in the telecommunications industry--filed for Chapter 11 bankruptcy protection in the last six months, while others fought to stay solvent by shedding assets, raising capital, tapping lines of credit, and reorganizing.

SECTOR PERFORMANCE

SECTOR DIVERSIFICATION
----------------------
Percent of                                                        Extended
Equities                              Equity    Total Equity       Equity
As of 6/30/02                       Index 500   Market Index    Market Index
-------------                       ---------   ------------    ------------
Consumer Discretionary                 13.6%          14.8%          18.4%
Consumer Staples                        9.9            8.5            4.0
Energy                                  7.6            6.1            4.7
Financials                             19.8           22.0           28.7
Health Care                            13.8           13.6           11.3
Industrials and Business Services      10.9           11.2           11.7
Information Technology                 14.0           14.0           13.2
Materials                               3.2            3.1            3.7
Telecommunication Services              4.1            3.5            1.0
Utilities                               3.1            3.2            3.3

     The consumer staples sector, particularly food and beverage companies and makers of various household products--including Coca-Cola and Procter & Gamble--was robust in the difficult environment of the last six months. In the consumer discretionary sector, automobile manufacturers, fast food restaurants, and retailers performed well, but Wal-Mart was flat and Home Depot declined 28%.

     Financial stocks, supported by continued low interest rates, generally rose in the last six months, but gains were not uniform. In the banking and insurance groups, smaller entities produced good returns, but industry giants Citigroup and American International Group declined 23% and 14%, respectively. Brokerage stocks fell more than 20% amid unfriendly market conditions.

     Among natural resource companies, small oil drilling firms tracked a surge in oil prices, but large integrated U.S. oil companies were flat. Gold-mining shares vaulted higher as gold prices climbed due to a weakening U.S. dollar, diminished confidence in U.S. businesses, and fears of military conflicts overseas. Although heightened military activity and the U.S.-led global war on terrorism were very supportive for U.S. defense stocks, they weighed heavily on higher-risk market segments, particularly the information technology sector. Tech companies posted double-digit declines in the last six months amid overcapacity and tepid demand, while telecommunication services stocks suffered from the same ailments, plus heavy debt burdens and credit downgrades. One of the worst performers in this group was long-distance carrier WorldCom, which plunged more than 90%--and that was before the company admitted in late June that fraudulent accounting had inflated the company's profits for the previous five quarters.

PORTFOLIO CHARACTERISTICS
-------------------------                                          Extended
                                  Equity     Total Equity            Equity
As of 6/30/02                  Index 500     Market Index      Market Index
-------------                  ---------     ------------      ------------
Market Cap
(Investment-
Weighted Median)            $45.2 billion     $27.9 billion     $1.5 billion
----------------            -------------     -------------     -----
Earnings Growth
Rate Estimated
Next 5 Years*                    13.6%             13.8%            14.3%
-------------                    -----             -----            -----
P/E Ratio (Based
on Next 12 Months'
Estimated Earnings)               18.2              18.4             18.1

* Source data: IBES. Forecasts are in no way indicative of future investment returns.

     Health care stocks generally declined in the last six months. Large-cap pharmaceutical companies fell sharply, as prospects dimmed for new blockbuster drugs over the next few years. Biotechnology shares also tumbled, but health care providers and service companies rose strongly.

EQUITY INDEX 500 FUND
     Your fund returned -13.29% in the last six months and -18.18% for the one-year period ended June 30, 2002. As shown in the table, the fund closely tracked but slightly lagged the S&P 500 Stock Index in both periods. The fund usually trails the index marginally because of its annual operating and management expenses. The information technology sector continued its seemingly inexorable decline in the last six months and represented 14% of equities at the end of June, compared with 32.5% in March 2000. Tech stocks detracted the most from fund performance, particularly bellwethers Intel, Microsoft, and IBM. Health care was the fund's third-largest sector and third-largest detractor to performance. Stocks of large-cap pharmaceutical companies fell amid political scrutiny of their pricing of drugs and profitability, and Bristol-Myers Squibb--which reported a sharp drop in sales and earnings due to competition from generic drugs--was one of our weakest holdings.


PERFORMANCE COMPARISON
----------------------
Periods Ended 6/30/02                     6 Months     12 Months
---------------------                     --------     ---------
Equity Index 500 Fund                      -13.29%       -18.18%
S&P 500 Stock Index                        -13.16        -17.99

     The financial sector remained the largest sector in the last six months. Bank of America, Wells Fargo, and Wachovia Bank were among our top contributors to performance. The sector performed relatively well, but Citigroup--one of the largest components of the S&P 500 Index--was one of our biggest detractors. The company's earnings were hurt by its exposure to Argentina, whose economy and currency collapsed at the beginning of the year, and to several U.S. corporations that are having difficulties repaying loans.

     GE, the second-largest U.S. company in terms of market capitalization, was our weakest holding in the last six months. The company fell in sympathy with, though not as sharply as, Tyco International, another large conglomerate in the industrials and business services category known for growing through aggressive acquisitions. Tyco was toppled by several factors, including an aborted plan to break up the company into four parts, weaker-than-expected earnings growth, and renewed questions about its accounting practices. (The company had been investigated and cleared by the SEC in 2000.) There were only 10 changes to the S&P 500 Index in the last six months. Among the companies joining the index were energy concern BJ Services; financial companies ACE Limited, Marshall & Ilsley, and First Tennessee National; and Simon Property Group, a real estate investment trust (REIT). Leaving the index were, among others, K-Mart, which filed for bankruptcy protection; WorldCom, which is teetering on the edge of bankruptcy; and U.S. Airways Group, which is seeking loan guarantees from the federal government to avoid bankruptcy.

TOTAL EQUITY MARKET INDEX FUND
     Your fund returned -12.06% in the last six months and -17.00% for the one-year period ended June 30, 2002. As shown in the table, the fund closely tracked its benchmark, the Wilshire 5000 Total Market Index, in both periods but lagged slightly due to fund expenses.

PERFORMANCE COMPARISON
----------------------
Periods Ended 6/30/02                     6 Months     12 Months
---------------------                     --------     ---------
Total Equity Market
Index Fund                                 -12.06%       -17.00%
Wilshire 5000 Total
Market Index *                             -11.77        -16.62

*    Wilshire 5000 returns calculated as of 7/9/02.

     Because the Wilshire 5000 includes nearly 6,000 publicly traded domestic companies, it is impractical for us to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratio--closely resemble those of the index. As of June 30, the fund owned more than 1,900 companies.

     In general, what was true about the performance of the Equity Index 500 Fund was also true for this fund. The Wilshire 5000, which represents the entire U.S. stock market, includes almost all S&P 500 companies. The largest components of the Wilshire index--as with the S&P 500--have the greatest influence on performance. In addition, the percentage weightings of the major sectors are similar.

     Technology shares weighed heavily on the fund's performance in the last six months, with Cisco Systems and other large bellwethers among our weakest performers. However, the tech sector has a much-reduced representation in the fund (14% of equities at the end of June) because of the sector's precipitous decline in the last two years.

     The financial sector, representing 22% of equities, was the largest. U.S. Bancorp, Bank of America, Wachovia Bank, and Wells Fargo were among the largest contributors to fund performance. In contrast, industry giant Citigroup fell sharply, as mentioned earlier, which hurt our results. The consumer discretionary sector, which includes retailers and media companies, was our second-largest sector exposure. The former fared relatively well in the last six months; the latter fell sharply. One of the worst performers thus far this year--and over the last 12 months--was AOL Time Warner. The company has suffered from a weak advertising environment, ties to sluggish cable and telecommunications companies, and, amid the implosion of several former New Economy highfliers, concerns about the quality and authenticity of its revenues and earnings.

EXTENDED EQUITY MARKET INDEX FUND
     Your fund returned -8.39% in the last six months and -13.56% for the one-year period ended June 30, 2002. As shown in the table, the fund closely tracked its benchmark, the Wilshire 4500 Completion Index, in both periods but lagged slightly due to fund expenses. Because stocks of smaller companies held up better than large-caps, losses were less severe for this portfolio but nonetheless steep.

PERFORMANCE COMPARISON
----------------------
Periods Ended 6/30/02                      6 Months     12 Months
---------------------                      --------     ---------
Extended Equity Market
Index Fund                                  -8.39%       -13.56%
Wilshire 4500 Completion Index *            -8.17        -13.26

*    Wilshire 4500 returns calculated as of 7/09/02.

     The index includes more than 5,300 small- and mid-cap companies, so it is impractical for us to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratio--closely resemble those of the index. As of June 30, the fund held approximately 2,400 names.

     Three of the fund's best performers in the last six months were financial stocks: Principal Financial Group, which became a publicly traded company late last year; Golden State Bancorp, which is being acquired by Citigroup; and Union BanCal, a bank holding company. The financial sector was the fund's largest on June 30, representing nearly 29% of equities.

     Consumer staples stocks represented only 4% of equities at the end of June, but this was one of the best-performing sectors in the last six months. Two of our holdings--Kraft Foods and Tyson Foods--produced good returns. Investors favored such companies for two primary reasons: revenues and earnings are generally stable and predictable, and their businesses are relatively easy to understand.

     Media and telecommunications companies fell sharply in the last six months; Liberty Media, Gemstar TV Guide, Cox Communications, Adelphia Communications, and Cablevision Systems were among our largest detractors. Despite the continued decline in the information technology sector, very few tech names were among our 10 weakest performers. The tech sector, at 13.2%, has a greatly diminished influence on the index compared with two years ago. IPO activity was fairly quiet in the last six months, but we did add a few new publicly traded companies to the portfolio, such as Travelers, which was spun off by Citigroup; Anteon International, a designer of information systems for the military and the federal government; and JetBlue Airways. Major sales in the last six months included Apollo Group, BJ Services, and other companies that were added to the large-cap S&P 500 Index.

OUTLOOK
     The recent performance of the stock market seems like a reverse image of the euphoric period that abruptly ended in March 2000. The only similarity is that companies with good business fundamentals are again being ignored or discarded. While this is discouraging, we know that it cannot continue indefinitely. The economy is growing again, consumer spending has remained strong, the Federal Reserve will probably refrain from raising short-term rates for at least several more months, and corporate earnings are poised to improve. In addition, the implementation of accounting reforms and the increased scrutiny and pressure on auditors following the implosion of several former highfliers should lead to cleaner and clearer financial reporting, helping to boost investor confidence. These factors should eventually lead to better market performance.

     Large-cap stocks have lagged their smaller counterparts for some time, particularly growth issues, and index funds--because they are heavily influenced by their largest components--have suffered more than the average stock. Because it is virtually impossible to know when performance patterns will change, it is important to remain well diversified to benefit from the stocks and sectors that perform best. The Equity Market Index Funds provide such diversification and will continue to do so by closely tracking major equity indexes, regardless of which market segments are in favor.

Respectfully submitted,

/s/

Richard T. Whitney
President and chairman of each fund's Investment Advisory Committee
July 12, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund's investment program.

THE EVOLVING S&P 500 INDEX
--------------------------
CHANGES IN THE INDEX IN 2002
----------------------------
ADDITIONS                                DELETIONS
---------                                ---------
Simon Property Group                     Conexant Systems
Apollo Group                             WorldCom
BJ Services                              USAirways Group
American Standard                        Sapient
First Tennessee National                 COMPAQ Computer
Marshall & Ilsley                        Willamette Industries
Rational Software                        Niagara Mohawk Holdings
ACE Limited                              Westvaco
MeadWestvaco                             Mead
Plum Creek Timber                        K-Mart

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS                                      Percent of
                                                                  Net Assets
Equity Index 500 Fund                                               6/30/02
---------------------                                               -------
Microsoft                                                            3.2%
GE                                                                   3.1
Exxon Mobil                                                          3.0
Wal-Mart                                                             2.7
Pfizer                                                               2.4
.............................................................................
Citigroup                                                            2.2
American International Group                                         1.9
Johnson & Johnson                                                    1.7
Coca-Cola                                                            1.5
IBM                                                                  1.3
.............................................................................
Intel                                                                1.3
Royal Dutch Petroleum                                                1.3
Procter & Gamble                                                     1.3
Merck 1.3
Verizon Communications                                               1.2
.............................................................................
Bank of America                                                      1.2
Cisco Systems                                                        1.1
SBC Communications                                                   1.1
ChevronTexaco                                                        1.0
Philip Morris                                                        1.0
.............................................................................
Home Depot                                                           0.9
Wells Fargo                                                          0.9
PepsiCo                                                              0.9
Viacom                                                               0.9
Fannie Mae                                                           0.8
.............................................................................
Total                                                               39.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS                                      Percent of
                                                                  Net Assets
Total Equity Market Index Fund                                       6/30/02
------------------------------                                       -------
Microsoft                                                              2.6%
GE                                                                     2.5
Exxon Mobil                                                            2.4
Wal-Mart                                                               2.1
Pfizer                                                                 1.9
............................................................................
Citigroup                                                              1.7
American International Group                                           1.5
Johnson & Johnson                                                      1.4
Coca-Cola                                                              1.2
IBM                                                                    1.1
............................................................................
Intel                                                                  1.0
Merck                                                                  1.0
Procter & Gamble                                                       1.0
Bank of America                                                        0.9
Verizon Communications                                                 0.9
............................................................................
Cisco Systems                                                          0.9
Berkshire Hathaway                                                     0.9
SBC Communications                                                     0.9
ChevronTexaco                                                          0.8
Philip Morris                                                          0.8
............................................................................
Home Depot                                                             0.7
Wells Fargo                                                            0.7
PepsiCo                                                                0.7
Viacom                                                                 0.7
Fannie Mae                                                             0.6
............................................................................
Total                                                                 30.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS                                       Percent of
                                                                   Net Assets
Extended Equity Market Index Fund                                    6/30/02
---------------------------------                                    -------
Berkshire Hathaway                                                     3.9%
UPS                                                                    0.9
Liberty Media                                                          0.9
Prudential                                                             0.7
eBay                                                                   0.7
.............................................................................
Cox Communications                                                     0.6
Goldman Sachs Group                                                    0.6
Principal Financial Group                                              0.4
Kraft Foods                                                            0.4
Hughes Electronics                                                     0.3
.............................................................................
Electronic Arts                                                        0.3
Quest Diagnostics                                                      0.3
M & T Bank                                                             0.3
USA Interactive                                                        0.3
SunGard Data Systems                                                   0.3
.............................................................................
Genentech                                                              0.3
UnionBancal                                                            0.3
Anthem                                                                 0.3
GlobalSantaFe                                                          0.3
Gilead Sciences                                                        0.2
.............................................................................
Laboratory Corporation of America                                      0.2
Fox Entertainment Group                                                0.2
North Fork Bancorporation                                              0.2
Affiliated Computer Services                                           0.2
Amazon.com                                                             0.2
.............................................................................
Total                                                                 13.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


The following 3 tables were depicted as line graphs in the printed material

              S&P 500 Stock Index    Equity Index 500 Fund
              -------------------    ---------------------
6/30/92              10000                  10000
6/30/93              11363                  11285
6/30/94              11522                  11401
6/30/95              14527                  14333
6/30/96              18304                  18009
6/30/97              24655                  24184
6/30/98              32092                  31368
6/30/99              39395                  38426
6/30/00              42249                  41104
6/30/01              35983                  34891
6/30/02              29511                  28547


                Wilshire 5000            Total Equity
              Total Market Index       Market Index Fund
              ------------------       -----------------
1/30/1998            10000                  10000
6/30/1998            11484                  11521
12/31/1998           12276                  12319
6/30/1999            13734                  13779
12/31/1999           15169                  15184
6/30/2000            15041                  15081
12/31/2000           13516                  13615
6/30/2001            12733                  12809
12/31/2001           12033                  12090
6/30/2002            10617                  10631

                 Wilshire 4500         Extended Equity
               Completion Index       Market Index Fund
               ----------------       -----------------
1/30/1998            10000                  10000
6/30/1998            11100                  11240
12/31/1998           11021                  11229
6/30/1999            12271                  12493
12/31/1999           14932                  15016
6/30/2000            14983                  15038
12/31/2000           12577                  12677
6/30/2001            12073                  12153
12/31/2001           11404                  11467
6/30/2002            10472                  10504



T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since Inception
Periods Ended 6/30/02             1 Year  5 Years  10 Years Inception      Date
-------------------------------------------------------------------------------
Equity Index 500 Fund             -18.18%  3.37%    11.06%        -     3/30/90
................................................................................
Total Equity Market Index Fund    -17.00     -         -      1.40%     1/30/98
................................................................................
Extended Equity Market Index Fund -13.56     -         -      1.12      1/30/98

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
ABOUT THE FUNDS' DIRECTORS AND OFFICERS
     Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS
---------------------
NAME
(DATE OF BIRTH)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*               OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------               ---------------------------------------
Calvin W. Burnett, Ph.D.    President, Coppin State College; Director,
(3/16/32)                   Provident Bank of Maryland
2001

Anthony W. Deering          Director, Chairman of the Board, President,
(1/28/45)                   and Chief Executive Officer, The Rouse Company,
2001                        real estate developers

Donald W. Dick, Jr.         Principal, EuroCapital Advisors, LLC,
(1/27/43)                   an acquisition and management advisory firm
1994

David K. Fagin              Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                    Golden Star Resources Ltd., and Canyon Resources
1994                        Corp., (5/00 to present); Chairman and President,
                            Nye Corp.

F. Pierce Linaweaver        President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                   consulting environmental and civil engineers
2001

Hanne M. Merriman           Retail Business Consultant; Director,
(11/16/41)                  Ann Taylor Stores Corp.,Ameren Corp.,
1994                        Finlay Enterprises, Inc., The Rouse Company, and
                            US Airways Group, Inc.

John G. Schreiber           Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                  a real estate investment company; Senior Advisor
2001                        and Partner, Blackstone Real Estate Advisors, L.P.;
                            Director, AMLI Residential Properties Trust,
                            Host Marriott Corp., and The Rouse Company

Hubert D. Vos               Owner/President, Stonington Capital Corp.,
(8/2/33)                    a private investment company
1994

     * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
---------------------------------
NAME
(DATE OF BIRTH)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*               OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------               ---------------------------------------
Paul M. Wythes              Founding  Partner,   Sutter  Hill  Ventures, a
(6/23/33)                   venture capital limited partnership, providing
1990                        equity capital to young high-technology companies
                            throughout the United States;Director, Teltone Corp.

     * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE DIRECTORS
----------------
NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]        OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------        ---------------------------------------
James A.C. Kennedy          Director and Vice President, T. Rowe Price
(8/15/53)                   and T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe              Director and Vice President, T. Rowe Price; Vice
(6/25/43)                   Chairman of the Board, Director, and Vice President,
1990                        T. Rowe Price Group, Inc.; Chairman of the Board
[98]                        and Director, T. Rowe Price,T. Rowe Price Investment
                            Services, Inc., T. Rowe Price Retirement Plan
                            Services, Inc., and T. Rowe Price Services, Inc.;
                            Chairman of the Board, Director, President, and
                            Trust Officer, T. Rowe Price Trust Company; Director
                            T. Rowe Price International, Inc., and T. Rowe Price
                            Global Investment Services Limited; Vice President,
                            Index Trust

M. David Testa              Vice Chairman of the Board,Chief Investment Officer,
(4/22/44)                   Director, and Vice President, T. Rowe Price Group,
1994                        Inc.; Chief Investment Officer, Director, and Vice
[98]                        President, T. Rowe Price; Chairman and Director,
                            T. Rowe Price Global Asset Management Limited; Vice
                            President and Director, T. Rowe Price Trust Company;
                            Director, T. Rowe Price Global Investment Services
                            Limited and T. Rowe Price International, Inc.

     **   Each inside director serves until the election of a successor.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
OFFICERS
--------
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)
------------------------                -----------------------
Eugene F. Bair (12/11/69)               Assistant Vice President, T. Rowe Price
Executive Vice President, Index Trust

Joseph A. Carrier, (12/30/60)           Vice President, T. Rowe Price, T. Rowe
Treasurer, Index Trust                  Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Wendy R. Diffenbaugh  (10/2/53)         Assistant Vice President, T. Rowe Price
Vice President, Index Trust

Ann M. Holcomb (1/16/72)                Assistant Vice President, T. Rowe Price
Executive Vice President, Index Trust

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Index Trust             Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc.,T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Index Trust             T. Rowe Price Trust Company

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Index Trust                  and T. Rowe Price Investment
                                        Services, Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price,
Controller, Index Trust                 T. Rowe Price Group, Inc., and T. Rowe
                                        Price Trust Company

Raymond A. Mills (12/3/60)              Vice President, T. Rowe Price, T. Rowe
Vice President, Index Trust             Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mary C. Munoz (12/2/62)                 Vice President, T. Rowe Price
Vice President, Index Trust

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
President, Index Trust                  Price Group, Inc., T. Rowe Price Trust
                                        Company, and  T. Rowe Price
                                        International, Inc.

     Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS                  BOND FUNDS                  MONEYMARKET FUNDS++
-----------                  ----------                  -------------------
DOMESTIC                     DOMESTIC TAXABLE            TAXABLE
Blue Chip Growth*            Corporate Income            Prime Reserve
Capital Appreciation         GNMA Summit                 Cash Reserves
Capital Opportunity          High Yield*                 U.S. Treasury Money
Developing Technologies      New Income
Diversified Small-Cap        Short-Term Bond             TAX-FREE
  Growth                     Spectrum Income             California Tax-Free
Dividend Growth              Summit GNMA                   Money
Equity Income*               U.S. Bond Index             Maryland Tax-Free Money
Equity Index 500             U.S. Treasury Intermediate  New York Tax-Free Money
Extended Equity Market       U.S. Treasury Long-Term     Summit Municipal
  Index                                                    Money Market
Financial Services           DOMESTIC TAX-FREE           Tax-Exempt Money
Growth & Income              California Tax-Free Bond
Growth Stock*                Florida Intermediate        INTERNATIONAL/GLOBAL
Health Sciences                Tax-Free                  FUNDS
Media & Telecommunications   Georgia Tax-Free Bond       --------------------
Mid-Cap Growth*              Maryland Short-Term         STOCK
Mid-Cap Value                  Tax-Free Bond             Emerging Europe &
New America Growth           New Jersey Tax-Free Bond    Mediterranean
New Era                      New York Tax-Free Bond      Emerging Markets Stock
New Horizons                 Summit Municipal Income     European Stock
Real Estate                  Summit Municipal            Global Stock
Science & Technology*          Intermediate              Global Technology
Small-Cap Stock*             Tax-Free High Yield         InternationalDiscovery+
Small-Cap Value*+            Tax-Free Income             International Equity
Spectrum Growth              Tax-Free Intermediate       Index
Tax-Efficient Growth           Bond                      International Growth
Tax-Efficient Multi-Cap      Tax-Free Short-               & Income
  Growth                       Intermediate              International Stock*
Total Equity Market Index    Virginia Tax-Free Bond      Japan
Value*                                                   Latin America
                                                         New Asia
BLENDED ASSET FUNDS                                      Spectrum International
Balanced
Personal Strategy Balanced                               BOND
Personal Strategy Growth                                 Emerging Markets Bond
Personal Strategy Income                                 International Bond*
Tax-Efficient Balanced

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.
     * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
     +    Closed to new investors.
     ++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD  21202                                           C50-051 6/30/02